THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ANY EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION WITH RESPECT TO THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

No. CT-9B	For the Purchase of _____ Shares of Common Stock

Date: January 1, 2003

WARRANT TO PURCHASE STOCK

OF

CAMPUSTECH, INC.

(A DELAWARE CORPORATION)

CampusTech, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that _________________ (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time from and after the date hereof until December 31, 2007 (the “Expiration Date”), Thirty-Five Thousand One Hundred Ninety-Seven (35,197) shares of common stock, par value $.0001 per share, of the Company (the “Common Stock”). The “Purchase Price” initially shall be $.40 per share, and shall remain in force unless and until adjusted as provided in Section 3 hereof. The shares of stock issuable upon exercise of this Warrant are hereinafter referred to as the “Warrant Stock”.

1. Exercise.

1.1 Manner of Exercise; Payment in Cash. This Warrant may be exercised by the Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by the Holder, at the principal office of the Company, or at such other place as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. Payment of the Purchase Price shall be in cash or by certified or official bank check payable to the order of the Company.

1.2 Effectiveness. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1.3 below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

1.3. Delivery of Certificates. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its sole expense will cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(a) A certificate or certificates for the number of full shares of Warrant Stock as to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount determined pursuant to Section 2 hereof, and

(b) In case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock (without giving effect to any adjustment therein) equal to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in Section 1.1 above.

2. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value of the Warrant Stock reasonably determined by the Board of Directors of the Company.

3. Adjustments to the Warrant Stock and Purchase Price.

3.1 Changes in Common Stock. If the Company shall combine the outstanding shares of Common Stock into a lesser number of shares of Common Stock, the Purchase Price in effect immediately prior to any such combination shall, upon the effectiveness of such combination, be proportionately increased and the number of shares of Warrant Stock for which the Warrant may be exercised immediately prior to any such combination shall, upon the effectiveness of such combination, be proportionately decreased. If the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, the Purchase Price in effect immediately prior to any such subdivision shall, upon the effectiveness of such subdivision, be proportionately decreased and the number of shares of Warrant Stock for which the Warrant may be exercised immediately prior to any such subdivision, upon the effectiveness of such subdivision, be proportionately increased.

3.2 Reorganizations and Reclassifications. If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 3.1), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Holder shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder such that the provisions set forth in this Section 3 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

3.3 Merger or Consolidation. If there shall be a merger or consolidation of the Company with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Company or the acquisition by the Company of other businesses where the Company survives as a going concern), then as a part of such transaction, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant and payment of the Purchase Price due upon such exercise, all in accordance with the provisions hereof, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from the merger or consolidation, to which the Holder would have been entitled if the Holder had exercised its rights pursuant to the Warrant immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 to the end that the provisions of this Section 3 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

3.4 Certificate of Adjustment. Upon each adjustment of the Purchase Price and/or number of Warrant Shares as to which the Warrant shall apply, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Purchase Price and/or number of Warrant Shares as to which the Warrant shall apply in effect upon the date thereof and the series of adjustments leading to such Purchase Price and/or number of Warrant Shares as to which the Warrant shall apply.

4. Compliance with Securities Act.

4.1 Unregistered Securities. The Holder acknowledges that this Warrant and the Warrant Stock issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any successor legislation (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued or issuable upon exercise hereof in the absence of (i) an effective registration statement under the Securities Act covering this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable “blue sky” or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. The Company may delay issuance of the Warrant Stock until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

4.2 Investment Letter. Without limiting the generality of Section 4.1, unless the offer and sale of any shares of Warrant Stock shall have been registered effectively under the Securities Act, the Company shall be under no obligation to issue the Warrant Stock unless and until the Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that the Holder is acquiring such shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares.

4.3 Legend. Certificates for Warrant Stock delivered to the Holder pursuant to Section 1.3 shall bear the following legend or a legend in substantially similar form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE.”

5. Covenants of the Company.

5.1 Reservation of Stock. The Company shall reserve and set apart and have at all times, free from pre-emptive rights, a number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrant and any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all its obligations hereunder.

5.2. Avoidance of Certain Actions. The Company will not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment.

5.3. Governmental Approvals. If any shares of any of the Warrant Stock required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any Federal law (other than the Securities Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

5.4. Binding on Successors. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

6. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if requested by the Company) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor exercisable for the same number of shares of Warrant Stock into which such lost, stolen, destroyed or mutilated Warrant was exercisable.

7. Transferability. Without the prior written consent of the Company, this Warrant may not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

8. No Rights as Stockholder. Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

9. Notices. All notices, requests and other communications hereunder shall be in writing, shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, postage prepaid, return receipt requested. In the case of notices from the Company to the Holder, they shall be sent to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing. All notices from the Holder to the Company shall be delivered to the Company at its offices at 751 Miller Drive, SE, Suite B-1, Leesburg, VA, 20175 or such other address as the Company shall so notify the Holder. All notices, requests and other communications hereunder shall be deemed to have been given (i) by hand, at the time of the delivery thereof to the receiving party at the address of such party described above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notices is delivered to the courier service, or (iv) if sent by registered mail, on the fifth business day following the day such mailing is made.

10. Waivers and Modifications. Any term or provision of this Warrant may be waived only by written document executed by the party entitled to the benefits of such terms or provisions.
The terms and provisions of this Warrant may be modified or amended only by written agreement executed by the parties hereto.

11. Headings. The headings in this Warrant are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions of this Warrant.

12. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

CAMPUSTECH, INC.

By:_/s/Robert Frank
Name: Robert Frank
Title: President

[Corporate Seal]

ATTEST:______________________________
Name:
Title:

EXHIBIT A

PURCHASE FORM

To: CampusTech, Inc.

The undersigned pursuant to the provisions set forth in the attached Warrant (No. CT-9B), hereby irrevocably elects to purchase:

_____________ shares of the Common Stock, par value $.0001 per share (the “Common Stock”) of the Company,

covered by such Warrant and herewith makes payment of $____________, representing the full purchase price for such shares at the price per share provided for in such Warrant. The Common Stock for which the Warrant may be exercised shall be known herein as the “Warrant Stock”.

The undersigned is aware that the Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Purchase Form.

The undersigned represents and warrants that (1) he, she or it has been furnished with all information which he, she or it deems necessary to evaluate the merits and risks of the purchase of the Warrant Stock, (2) he, she or it has had the opportunity to ask questions concerning the Warrant Stock and the Company and all questions posed have been answered to its satisfaction, (3) he, she or it has been given the opportunity to obtain any additional information he, she or it deems necessary to verify the accuracy of any information obtained concerning the Warrant Stock and the Company and (4) he, she or it has such knowledge and experience in financial and business matters that he, she or it is able to evaluate the merits and risks of purchasing the Warrant Stock and to make an informed investment decision relating thereto.

The undersigned hereby represents and warrant that he, she or it is purchasing the Warrant Stock for his, her or its own account for investment and not with a view to the sale or distribution of all or any part of the Warrant Stock.

The undersigned understands that because the Warrant Stock has not been registered under the Securities Act, he, she or it must continue to bear the economic risk of the investment for an indefinite period of time and the Warrant Stock cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned agrees that he, she or it will in no event sell or distribute or otherwise dispose of all or any part of the Warrant Stock unless (1) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Warrant Stock, or (2) the Company receives an opinion, in form and substance, and from legal counsel, satisfactory to the Company stating that such transaction is exempt from registration. The undersigned consents to the placing of a legend on its certificate for the Warrant Stock stating that the Warrant Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Warrant Stock until the Warrant Stock may be legally resold or distributed without restriction.

The undersigned has considered the federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Warrant Stock.

Dated: